SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  JANUARY 19, 1998

                          OUTSOURCE INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)

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
              FLORIDA                                000-23147                              65-0675628
    (State or other jurisdiction                    (Commission                            (IRS employer
          of incorporation)                        file number)                         identification no.)
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  1144 EAST NEWPORT CENTER DRIVE,
  DEERFIELD BEACH, FLORIDA                                             33442
(Address of principal executive offices)                             (Zip code)

Registrant's telephone number, including area code:  (954) 418-6200

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On January 19, 1998, OutSource International of America, Inc., a wholly owned subsidiary of the Registrant ("OSIA"), completed the purchase of substantially all of the assets, excluding accounts receivable, of Tempus, Inc., a Tennessee corporation ("Tempus") pursuant to the terms of an Asset Purchase Agreement dated January 12, 1998. The purchase price for the assets was $4.75 million, which amount was paid by the delivery of $3.25 million in cash and $1.5 million in the form of a two-year, junior subordinated promissory note, which note bears interest at an annual rate of six and one-half percent. In connection with the acquisition, OSIA entered into a six-month employment agreement and five and one half-year non-competition agreement with John Bechard, the President and sole stockholder of Tempus.

         The purchase price was arrived at through arm's length negotiations between the parties. The cash portion of the purchase price was funded from the Registrant's revolving credit agreement with BankBoston, N.A., as agent.

         Tempus is one of the largest industrial temporary help firms in the Memphis, Tennessee metropolitan area with estimated 1997 revenues of $17.5 million. The assets purchased by the Company included 17 business locations in Tennessee, Arkansas and Mississippi and substantially all of the tangible and intangible assets, excluding accounts receivable, at those locations.

         Immediately following the closing of the acquisition transaction with Tempus, OSIA resold four of the business locations in Arkansas which it purchased from Tempus, and the related assets at those locations, to Cruel Dave Enterprises, LLC ("CDE"), an Arkansas limited liability company. The sale price for the four business locations (representing approximately $3.0 million of 1997 revenues) was $780,000, paid in the form of a five-year promissory note, which note bears interest at an annual rate of eight percent. A holder of fifty percent of the membership interests in CDE was a franchisee of OutSource Franchising, Inc., a wholly owned subsidiary of the Registrant and an affiliate of OSIA. In connection with the purchase, that franchise agreement (which covers the four locations sold by OSIA to CDE) was assigned and transferred to CDE. The sale price was arrived at through arm's length negotiations between the parties.

         The Registrant currently intends to continue to operate the business formerly conducted by Tempus, at all but one of the locations retained by OSIA, with the purchased assets for the foreseeable future. The foregoing statement of the Registrant's intention is a forward looking statement within the meaning of
Section 21E of the Securities Exchange Act of 1934, and is based on certain assumptions, including among others, general economic conditions, management's expectations regarding the operating results of the Registrant and the purchased locations, the capital requirements of continuing Tempus' current business, and others. Should these assumptions change, or prove to be inaccurate, the Registrant's actual future conduct of Tempus' business could differ materially from the intention stated.

         The above descriptions of the purchase and sale agreements, and the related promissory notes do not purport to be complete and are qualified in their entirety by the full text of such documents which are attached as Exhibits hereto.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         It is not practicable to provide the financial statements required to be filed on account of the acquisition of assets described in Item 2 hereof (the "Financial Statements") on the date that this report is being filed with the Securities and Exchange Commission. The Financial Statements will be filed by amendment to this Form 8-K as soon as practicable, but in any event not later that 60 days after this report is being filed. The Company expects to file the Financial Statements no later than April 3, 1998.

         (b)      PRO FORMA FINANCIAL INFORMATION.

         It is not practicable to provide the pro forma financial information required to be filed as a result of the acquisition of assets described in Item 2 hereof (the "Pro Forma Information"), on the date that this report is being filed with the Securities and Exchange Commission. The Pro Forma Information will be filed by amendment to this Form 8-K as soon as practicable, but in any event not later than 60 days after this report is being filed. The Company expects to file the Pro Forma Information no later than April 3, 1998.

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         (c)      EXHIBITS.

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                  2.1      Asset Purchase Agreement, dated January 12, 1998, by and among
                           OutSource International of America, Inc., Tempus, Inc. and John Bechard

                  2.2      Asset Purchase Agreement, dated as of January 19, 1998, by and among
                           Cruel Dave Enterprises, LLC, OutSource International of America, Inc.,
                           Jeffrey W. Leeth and Joann W. Leeth

                  10.1     Employment Agreement, dated as of January 19, 1998, between
                           OutSource International of America, Inc. and John Bechard

                  10.2     Confidentiality, Non-Solicitation and Non-Competition Agreement, dated as of January 19, 1998, between OutSource International of America, Inc.
                           and John Bechard

                  10.3     Junior Subordinated Promissory Note, dated as of January 19, 1998, issued by OutSource International of America, Inc. to John Bechard

                  10.4 Promissory Note, dated January 19, 1998, issued by Cruel Dave Enterprises, LLC to OutSource International of America, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             OUTSOURCE INTERNATIONAL, INC.

                                             By:/S/ PAUL M. BURRELL
                                                -------------------
                                                  Paul M. Burrell
                                                  President

Dated: February 2, 1998

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                                  EXHIBIT INDEX


    2.1      Asset Purchase Agreement, dated as January 12,
             1998, by and among OutSource International of America, Inc., Tempus, Inc. and John Bechard

    2.2      Asset Purchase Agreement, dated as January 19,
             1998, by and among Cruel David Enterprises, LLC,
             OutSource International of America, Inc., Jeffrey
             W. Leeth and Joann W. Leeth

    10.1     Employment Agreement, dated as of January 19,
             1998, between OutSource International of America,
             Inc. and John Bechard

    10.2     Confidentiality, Non-Solicitation and Non-
             Competition Agreement, dated as of January 19,
             1998, between OutSource International of America,
             Inc. and John Bechard

    10.3     Junior Subordinated Promissory Note, dated
             January 19, 1998, issued by OutSource International of America, Inc. to John Bechard

    10.4     Promissory Note, dated January 19, 1998, issued by
             Cruel Dave Enterprises, LLC to OutSource
             International of America, Inc.


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